Exhibit 99.1
Annual Shareholder Meeting May 24, 2007

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

2006 Review Challenges: Higher raw material/component costs Undisciplined competitor pricing - bidding for capacity ERP system implementation disruptions ALPHA line automation learning curve 2006 was a year of significant change and challenges.

2006 Review Successes: Best Safety record in history of company 2006 noteworthy successes.

2006 Review Successes: Best Safety record in history of company Product Quality and fit and finish equal to the best Process yield at breakthrough levels 2006 noteworthy successes.

Van Manufacturing Performance

2006 Review Successes: Best Safety record in history of company Product Quality and fit and finish equal to the best Process yield at breakthrough levels Transcraft acquisition - leader in flatbeds Mid-Market/new customer strategy a success 2006 noteworthy successes.

Non-Partner Partner East 0.38 0.62 Non-Partner Partner* Non-Partner Partner East 0.6 0.4 Non-Partner Partner East 0.67 0.33 2002 2004 2006 * Represents historic core customers. Changing Customer Base - Growing Presence in Mid-Market "Mid-Market" - Proven Growth Engine Focus on expanding our customer base. Over 200 new customers added over past three years.

2006 Review Successes: Best Safety record in history of company Product Quality and fit and finish equal to the best Process yield at breakthrough levels Transcraft acquisition - leader in flatbeds Mid-Market/new customer strategy a success Workforce development focus Strategic sourcing programs 2006 noteworthy successes.

Going Forward Market leadership with significant growth opportunities Superb brand recognition "Best-in-class" technology Broad customer base & long-standing relationships Extensive sales & distribution capabilities Strong balance sheet Upside profitability potential with ongoing initiatives Strong management team & CI culture Foundation for a strong future.

Current Situation ERP system - optimizing to extract value. ALPHA line meeting production targets - now marketing aggressively. Defending our DuraPlate patents Key Initiatives moving forward Continue Mid-market growth Strategic sourcing Strategic pricing Operations doing very well Projecting 52,000 units in 2007 14,000 units in Q2 vs. 11,000 in Q1

DuraPlate Market Growth Potential Upside Growth Opportunities: Truck Bodies; Swing Doors; Overhead Doors; Alcoa Relationship. Source: WNC Estimates Composite Market Upside Potential WNC Share

# Next 5 Years – Our Commitment

**Value Creation**

- Through Tactical Execution

**Operational Excellence**
- Technology Leadership
- Quality Leadership
- Cost Optimization

**People**
- Bench Strength
- Training

**Customer Focus**
- Diversification
- Service

**Innovation**
- Incubator
- Next "DuraPlate"

**Corporate Growth**
- Organic
- Acquisitions
- Alliances
- Share buybacks

*Focus on Execution!*

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